© 2024 ANI Pharmaceuticals, Inc. 1 Jefferies Healthcare Conference November 20, 2024

© 2024 ANI Pharmaceuticals, Inc. 2 Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these words or other comparable terminology. Accordingly, these statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in them. These statements may include, but are not limited to, statements concerning the following: our ability to continue to achieve commercial success with Cortrophin Gel, our first rare disease pharmaceutical product, including expanding the market and gaining market share, our business, financial condition, and results of operations will be negatively impacted; the ability of our approved products, including Cortrophin Gel, and the products acquired in the acquisition of Alimera Sciences, Inc. (“Alimera”), to achieve commercialization at levels of market acceptance that will continue to allow us to achieve profitability; our ability to complete or achieve any, or all of the intended benefits of acquisitions and investments, including the recent acquisition of Alimera, in a timely manner or at all; the risks that our acquisitions and investments, including the recent acquisition of Alimera, could disrupt our business and harm our financial position and operating results; delays in production, increased costs and potential loss of revenues if we need to change suppliers due to the limited number of suppliers for our raw materials, active pharmaceutical ingredients, excipients and other materials; our reliance on single source third party contract manufacturing supply for certain of our key products, including Cortrophin Gel and products acquired in the acquisition of Alimera; delays or failure in obtaining and maintaining approvals by the Food and Drug Administration (the “FDA”) of the products we sell; changes in policy or actions that may be taken by the FDA, United States Drug Enforcement Administration, and other regulatory agencies, including among other things, drug recalls, regulatory approvals, facility inspections and potential enforcement actions; risks that we may face with respect to importing raw materials and delays in delivery of raw materials and other ingredients and supplies necessary for the manufacture of our products from both domestic and overseas sources due to supply chain disruptions or for any other reason; the ability of our manufacturing partners to meet our product demands and timelines; the impact of changes or fluctuations in exchange rates; our ability to develop, license or acquire, and commercialize new products; the level of competition we face and the legal, regulatory and/or legislative strategies employed by our competitors to prevent or delay competition from generic alternatives to branded products; our ability to protect our intellectual property rights; the impact of legislative or regulatory reform on the pricing for pharmaceutical products; the impact of any litigation to which we are, or may become, a party; our ability, and that of our suppliers, development partners, and manufacturing partners, to comply with laws, regulations and standards that govern or affect the pharmaceutical and biotechnology industries; our ability to maintain the services of our key executives and other personnel; general business and economic conditions, such as inflationary pressures, geopolitical conditions including, but not limited to, the conflict between Russia and the Ukraine, the conflict in the Middle East, conflicts related to the attacks on cargo ships in the Red Sea, and the effects and duration of outbreaks of public health emergencies, and other risks and uncertainties that are described in ANI’s Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other periodic reports filed with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Such statements are based on management’s expectations as of the date of this presentation and involve many risks and uncertainties that could cause our actual results, events or circumstances to differ materially from those expressed or implied in our forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements. Our forward- looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this presentation speak only as of the date of this presentation and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

© 2024 ANI Pharmaceuticals, Inc. 3 Presentation of Financial Information Non-GAAP Financial Measures Adjusted non-GAAP EBITDA ANI’s management considers adjusted non-GAAP EBITDA to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by non-cash stock-based compensation and differences in capital structures, tax structures, capital investment cycles, ages of related assets, and compensation structures among otherwise comparable companies. Management uses adjusted non-GAAP EBITDA when analyzing Company performance. Adjusted non-GAAP EBITDA is defined as net (loss) income, excluding tax provision or benefit, interest expense, net, other expense, net, loss on extinguishment of debt, depreciation and amortization expense, non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP EBITDA should be considered in addition to, but not in lieu of, net income or loss reported under GAAP. A reconciliation of adjusted non-GAAP EBITDA to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2024 adjusted EBITDA guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Adjusted non-GAAP Net Income ANI’s management considers adjusted non-GAAP net income to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, loss on extinguishment of debt, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP net income when analyzing Company performance. Adjusted non-GAAP net income is defined as net (loss) income, plus the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, loss on extinguishment of debt, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations, less the tax impact of these adjustments calculated using an estimated statutory tax rate. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP net income should be considered in addition to, but not in lieu of, net income reported under GAAP. A reconciliation of adjusted non-GAAP net income to the most directly comparable GAAP financial measure is provided below. Adjusted non-GAAP Diluted Earnings per Share ANI’s management considers adjusted non-GAAP diluted earnings per share to be an important financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by the non-cash stock-based compensation, non-cash interest expense, depreciation and amortization, M&A transaction and integration expenses, contingent consideration fair value adjustment, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, loss on extinguishment of debt, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP diluted earnings per share when analyzing Company performance. Adjusted non-GAAP diluted earnings per share is defined as adjusted non-GAAP net income, as defined above, divided by the diluted weighted average shares outstanding during the period. Management will continually analyze this metric and may include additional adjustments in the calculation in order to provide further understanding of ANI’s results. Adjusted non-GAAP diluted earnings per share should be considered in addition to, but not in lieu of, diluted earnings (loss) per share reported under GAAP. A reconciliation of adjusted non-GAAP diluted earnings per share to the most directly comparable GAAP financial measure is provided below. ANI is not providing a reconciliation for the forward-looking full year 2024 adjusted diluted earnings per share guidance because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results. Other non-GAAP metrics ANI’s management considers non-GAAP research and development expenses and non-GAAP selling, general, and administrative expenses to be financial indicators of ANI’s operating performance, providing investors and analysts with useful measures of operating results unaffected by non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses adjusted non-GAAP research and development expenses and non-GAAP selling, general, and administrative expenses when analyzing Company performance. Non-GAAP research and development expenses is defined as research and development expenses, excluding non-cash stock-based compensation expense, M&A transaction and integration expenses, and certain other items that vary in frequency and impact on ANI’s results of operations. Non-GAAP selling, general, and administrative expenses is defined as selling, general, and administrative expenses, excluding impact of Canada operations, non-cash stock-based compensation expense, M&A transaction and integration expenses, litigation expenses related to certain matters, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Each of adjusted non-GAAP research and development expenses and non-GAAP selling, general, and administrative expenses should be considered in addition to, but not in lieu of, research and development expenses, and selling, general, and administrative expenses reported under GAAP, respectively. A reconciliation of each of non-GAAP research and development expenses and non-GAAP selling, general and administrative expenses to the most directly comparable GAAP financial measure is provided below in the Appendices. ANI’s management also considers non-GAAP gross margin to be a financial indicator of ANI’s operating performance, providing investors and analysts with a useful measure of operating results unaffected by unaffected by non-cash stock-based compensation expense, M&A transaction and integration expenses, contingent consideration fair value adjustments, unrealized gain on our investment in equity securities, gain on sale of the former Oakville, Ontario manufacturing site, litigation expenses related to certain matters, amortization of certain purchase price adjustments, severance expense, and certain other items that vary in frequency and impact on ANI’s results of operations. Management uses non-GAAP gross margin when analyzing Company performance. Non-GAAP gross margin is defined as adjusted non-GAAP net revenues less non-GAAP cost of sales (excluding depreciation and amortization) divided by non-GAAP net revenues. Non-GAAP gross margin should be considered in addition to, but not in lieu of, gross margin reported under GAAP.

© 2024 ANI Pharmaceuticals, Inc. 4 ANI Pharmaceuticals: Rare Disease and Generics drive robust, profitable growth as we fulfill our purpose of Serving Patients, Improving Lives Key Growth Drivers • Rare Disease business with three growing and durable commercial assets: Purified Cortrophin Gel, ILUVIEN and YUTIQ. Expansion through M&A and in-licensing. Financial Strength $149-153M 2024 Adjusted Non-GAAP EBITDA(1),(3) $145M Cash(2) $594-602M 2024 Estimated net revenue(1) 22-24% Year-over-year net revenue growth(1) 1. Full year 2024 guidance. 2. Cash and cash equivalents as of September 30, 2024. 3. Adj. Non-GAAP EBITDA is a Non-GAAP financial measure. See appendix for reconciliation to most directly comparable GAAP measure. Established brands with unique commercial capability, high margins and strong cash flow generation Generics with enhanced R&D capabilities driving new product launches; operational excellence

© 2024 ANI Pharmaceuticals, Inc. 5 Well positioned to continue driving strong growth Adjusted Non-GAAP EBITDA ($ millions)(1),(2) 1. CAGR calculated using 2021-2024E utilizing full year 2024 guidance. 2. Adj Non-GAAP EBITDA is a Non-GAAP financial measure. See appendix for reconciliation to most directly comparable GAAP measure. Rare Disease operating leverage driving strong EBITDA growth following investment in Rare Disease infrastructure for Cortrophin launch in 2022 Total Company Net Revenues ($ millions)(1) 43-44% CAGR 40-41% CAGR

© 2024 ANI Pharmaceuticals, Inc. 6 Momentum has continued in 2024 with ANI delivering record results in Q3 3Q Total Revenues $148M 13% YoY 3Q Diluted Non- GAAP EPS(1) $1.34 6% YoY 3Q Rare Disease Revenues $56M 90% YoY 1. Adjusted non-GAAP EBITDA and Adjusted Diluted non-GAAP EPS are non-GAAP financial measures. See appendix for reconciliation to most directly comparable GAAP measure. 2. Full year 2024 guidance 3. As of November 8, 2024. Highlights • Steady gains through the first three quarters of 2024 for lead Rare Disease asset Cortrophin Gel across core therapeutic areas (rheumatology, neurology, nephrology) with strong traction into new areas of opportunity (pulmonology and ophthalmology) • Acquisition of ILUVIEN and YUTIQ in September 2024 expected to add an estimated $30 - $32 million(2) of revenue in FY2024 • Continued to leverage exceptional new product launch execution (sixteen new products launched YTD(3)), operational excellence, and U.S.-based manufacturing footprint to reliably serve patients in Generics and Established Brands 3Q Adj. Non- GAAP EBITDA(1) $35M 4% YoY

© 2024 ANI Pharmaceuticals, Inc. 7 2024 Guidance 1. Adjusted Non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are Non-GAAP financial measures. See appendix for reconciliation to most directly comparable GAAP measure. Metric ($ millions except per share amounts) Full Year 2024 Guidance 2023 Actuals Growth vs Prior Year Actuals Net Revenue (Total Company) $594 - $602 $486.8 22 - 24% Cortrophin Gel Net Revenue $196 - $200 $112.1 75 - 78% ILUVIEN and YUTIQ Net Revenue $30 - $32 NA NA Adjusted Non-GAAP EBITDA (1) $149 - $153 $133.8 11 - 14% Adjusted Non-GAAP Diluted EPS (1) $4.90 - $5.05 $4.71 4 - 7%

© 2024 ANI Pharmaceuticals, Inc. 8 Rare Disease franchise expected to drive strong growth in 2024 and beyond Rare Disease Net Revenues ($ millions)(1) 1. CAGR calculated using 2022-2024E (2024E based on full year 2024 guidance). Cortrophin Gel was launched in 2022. 132-135% CAGR

© 2024 ANI Pharmaceuticals, Inc. 9 ANI Rare Disease markets three therapeutics with growth and durability US Ophthalmology Indications Severe acute and chronic allergic and inflammatory conditions affecting the eye and its adnexa Diabetic macular edema (DME) Non-infectious uveitis affecting the posterior segment (NIU-PS) Ex-US Indications -- DME and NIU-PS Middle East and 17 European countries -- US Approval Date November 2021 sNDA September 2014 October 2018 Alimera acquired license from Eyepoint in May 2023 Added via acquisition of Alimera in September 2024

© 2024 ANI Pharmaceuticals, Inc. 10 Rare Disease portfolio focuses on patients not well-served by other therapies • Idiopathic Nephrotic Syndrome • Lupus Nephritis • Systemic Dermatomyositis • Sarcoidosis • Keratitis • Chronic Non-Infectious Uveitis Posterior Segment • Rheumatoid Arthritis • Multiple Sclerosis • Systemic Lupus Erythematosus • Psoriatic Arthritis • Ankylosing Spondylitis • Acute Gouty Arthritis • Diabetic Macular Edema • Non-Infectious Uveitis * Based on US FDA considered definition of rare disease - disorders affecting <200 000 persons, translating to a prevalence of 58.5 per 100 000 at current time Underserved patients; high prevalence disease Rare disease* Select Indications

© 2024 ANI Pharmaceuticals, Inc. 11 Cortrophin Gel: Primary growth engine for ANI Rare Disease Cortrophin Gel is purified corticotropin (ACTH), a treatment option for patients struggling with certain chronic autoimmune disorders Limited competition (only one other ACTH product on the market); long-term sustainability driven by high barriers to entry Estimated $600M ACTH market at launch in 2022; ~$1.2B category at peak in 2017; potential for future growth driven by both new and returning prescribers serving appropriate patients Approved for multiple indications; initially launched into therapeutic areas of neurology, nephrology and rheumatology; recently expanded into ophthalmology and pulmonology Re-introduced a much-needed patient and physician choice into the U.S. ACTH market (only one ACTH product had been available for multiple decades) Launched January 2022

© 2024 ANI Pharmaceuticals, Inc. 12 • Expansion of pulmonology sales team yielding positive results • Ophthalmology sales team pilot in early 2024 successful • Expanded Ophthalmology sales team to ~46 with Alimera acquisition • Launched 1-mL vial size of Cortrophin Gel during Q4 2023, the only approved ACTH therapy indicated for the treatment of acute gouty arthritis flares • Investing in research to provide additional support for the use of Cortrophin • Recently presented two abstracts at American Society of Nephrology Cortrophin Gel: Successful launch and strong demand • Continued strong growth across initially targeted specialties; neurology, rheumatology, and nephrology • Prescribing momentum across existing and new prescribers • Momentum continues with highest number unique prescribers and new patient starts in Q3’24 and record number of new cases initiated in October 2024 Gaining traction in new therapeutic areas Strengthening the franchise • Completed the development of a Pre-Filled Syringe for Cortrophin Gel and submitted a supplemental NDA; launch planned for the first half of 2025. • Exploring other ideas to enhance the convenience for patients and providers Cortrophin Gel Net Revenues ($ millions)(2) 1. Purified Cortrophin Gel was launched in January 2022. 2. Q4 '24E is based on full year 2024 financial guidance. Full year 2024 guidance of $196 - $200 million Growth in specialties targeted at launch(1)

© 2024 ANI Pharmaceuticals, Inc. 13 • Following launch of Cortrophin Gel in 2022, the ACTH class stabilized after years of volume decline and returned to double-digit growth in 2024 • ACTH market is expected to grow >20% in 2024 on a dollar basis • Number of patients on ACTH therapy today is substantially lower than several years ago, with potential for significant growth • Acute Gouty Arthritis flares not included in peak sales of $1.2 bn in 2017, provides further growth opportunity Strong multi-year growth trajectory for Cortrophin Gel and the overall ACTH market 1,195 1,110 2019 2020 2021 2022 2023 2024E(1) $953 $768 $594 $558 $537 $664-$668 2017 2018 Acthar Gel Purified Cortrophin® Gel ACTH Market Sales ($ millions) 1. Full year 2024 Cortrophin Gel net revenue guidance. MNK expects ~10% growth for Acthar Gel in 2024 per its third quarter 2024 earnings release (Nov 5, 2024). ACTH market sales of $664-668 million for 2024E is based on Cortrophin Gel guidance + Acthar Gel guidance by MNK. -19% -23% -6% -4% +23-24%YoY Growth -14%-7%

© 2024 ANI Pharmaceuticals, Inc. 14 Transaction closed September 2024 Highly synergistic acquisition of Alimera Sciences closed in September with integration progressing well Two differentiated commercial assets with high barriers to genericization and significant growth potential, which can be further unlocked through commercial synergies and execution Projected to add $35-$38M in adjusted non-GAAP EBITDA and deliver high single-digit to low double-digit accretion in adjusted diluted non-GAAP EPS 46-person combined Ophthalmology sales force, who have been cross- trained and promoting ILUVIEN, YUTIQ and Cortrophin since mid- October Successfully retained key Alimera employees and taken actions to ensure we are on track to capture $10 million of synergies in 2025.

© 2024 ANI Pharmaceuticals, Inc. 15 Alimera acquisition aligned with M&A strategy Expands Scope and Scale of Rare Disease Business Priority Therapeutic Area Assets with Growth & Durability ● Ophthalmology as a percentage of total ACTH prescribers has almost doubled to more than 10% over four years(1) ● Double-digit growth assets ● Patent protection ● High barriers to genericization 1. Per Veeva Compass claims dataset for Acthar + Cortrophin internal prescribing data. ● Added two commercial assets ● Increased geographic footprint to ex-US markets

© 2024 ANI Pharmaceuticals, Inc. 16 Chronic Non-Infectious Uveitis ● Disease state: Chronic non-infectious uveitis affecting the posterior segment (NIU-PS) is inflammation of the eye that can lead to pain, visual impairment and vision loss ● Over 500,000 patients in U.S., many of working age, with non-infectious uveitis Diabetic Macular Edema ● Disease state: DME, a chronic disease that is the leading cause of vision loss in diabetic patients ● >4% of diabetic patients develop clinically significant macular edema ● Causes blurred vision in the early stage and may cause cumulative damage over the long term ILUVIEN and YUTIQ: Novel, long-acting implants for serious eye diseases US Ex-US

© 2024 ANI Pharmaceuticals, Inc. 17 Larger ophthalmology sales team expected to accelerate growth of Cortrophin Gel, ILUVIEN, and YUTIQ Combined efforts expected to expand the ability to drive appropriate utilization of all three products for patients in need ANI deployed a targeted ophthalmology- focused sales team in Q1 2024 Alimera had a US commercial team of 35 field reps Significant overlap between ILUVIEN/YUTIQ and Cortrophin targeted ophthalmologists >50% overlap among those with the highest prescribing potential Expanded team increases reach to ~3,600 ophthalmologists Identifying patients with unmet needs Complementary patient support capabilities focused on ensuring patients have access to therapyANI now has a combined team of ~46 ophthalmology specialists

© 2024 ANI Pharmaceuticals, Inc. 18 The most underserved patient group within DME represents more than 50,000 patients in the US alone DME epidemiology model flow – inputs informed by ANI’s market research Diagnosed DME population: ~3% = ~900,000 patients Treated DME population: ~50% = ~450,000 Patients Patients receiving 2+ anti-VEGFs: 57% = ~260,000 patients Suboptimal response to anti-VEGFs: 29% = ~75,000 patients Positive steroid trial (i.e., low IOP risk): ~70% = ~53,000 pts Source: Ophthalmologists survey, n = 64 >50,000 patients in the US are not well served by anti-VEGF therapy Significant room for ILUVIEN growth - <5,000 patient starts annually for DME in the US

© 2024 ANI Pharmaceuticals, Inc. 19 Long-term clinical studies, real-world use, and ongoing trials provide a strong foundation for ILUVIEN and YUTIQ SYNCHRONICITY >50,000 patients in the US are not well served by anti-VEGF therapy ~100,000 patients in U.S., many of working age, with non-infectious uveitis in posterior segment • NEW DAY investigates the earlier utilization of ILUVIEN in patients with DME in combination with anti-VEGF treatment • Multicenter, single masked, randomized, controlled trial comparing ILUVIEN + supplemental anti-VEGF therapy to the current standard of care, anti-VEGF therapy alone • The study has enrolled 306 treatment-naïve, or almost naïve, DME patients • LPLV expected in December 2024 • Topline data expected in the second quarter of 2025. • Multicenter, open label study investigates YUTIQ across patients with chronic NIU-PS • The study has enrolled 110 patients in approximately 25 sites around the U.S. • LPLV expected in November 2025 • Topline data readout expected in Q1 2026

© 2024 ANI Pharmaceuticals, Inc. 20 Strong R&D capabilities and operational excellence driving growth in Generics Robust pipeline and new product launch execution • Launched sixteen new products 2024 YTD(1), including a Competitive Generic Therapy (CGT) product with 180-day exclusivity • Number two ranking in CGT approvals and top 15 manufacturer in number of product approvals • Increased 2024 R&D spend to deliver new launches fueling high single-digit/low double-digit growth Focus on cost excellence • Systematic and relentless approach to reducing raw materials and finished goods costs • Lean and entrepreneurial mentality towards all corporate spend Generics Net Revenues ($ millions) Strong operational backbone and U.S.-based manufacturing footprint • During 2023, supplied over 1.5 billion doses of therapeutics to patients in need • Excellent compliance track record with successful FDA audits across all sites • Substantial progress in Q3’24 in bringing online the significant capacity expansion at New Jersey site • New Jersey site successfully completed both a pre-approval and a pharmacovigilance inspection with the FDA with zero observations 1. As of November 8, 2024. Expected to deliver high single-digit to low double-digit growth

© 2024 ANI Pharmaceuticals, Inc. 21 U.S.-based manufacturing footprint; strong GMP track record, including successful FDA audits at all three sites • Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances • Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles Four FDA inspections since 2013 Latest FDA inspection – November 2022 Results: VAI status Baudette, MN 130k sf • Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability • Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses Seven DEA inspections since 2013 Latest DEA inspection – August 2023 Results: VAI status Baudette, MN Containment Facility - 47k sf • 100K ft2 of manufacturing, packaging, lab, warehouse, and administrative space • 20K ft2 expansion added 15 new manufacturing suites and new QC lab • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production • Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles ; Semi Solids East Windsor, NJ 120k sf Seven FDA inspections since 2017, Four DEA inspections since 2016 Latest FDA inspection – January 2024 Results: NAI status (zero 483s) Facility Overview and Capabilities GMP Annual Capacity

© 2024 ANI Pharmaceuticals, Inc. 22 Investment summary Strategic focus on strong and growing Rare Disease business • Expected to represent ~50% of 2025 revenues and largest driver of future growth • Cortrophin Gel to reach ~$198M (2) revenue in 2024 with strong multi-year growth trajectory • 2024 acquisition of ILUVIEN and YUTIQ adds growing and durable assets to platform Robust foundational Generics business delivering high single-digit to low double-digit growth • Highly-seasoned R&D, manufacturing and commercial infrastructure delivering value to customers • Well-diversified product portfolio with over 100 product families • Reliable US-based manufacturing with strong GMP track record; over 1.7(3) billion prescriptions filled annually Experienced purpose-driven team • Over 1,000 purpose-driven organization: Serving Patients, Improving Lives • Highly seasoned executive management team with best- in-class experience and expertise • High-performance and ethical mindset with strong cross functional collaboration Financial Strength • $145M cash and cash equivalents with disciplined approach toward debt levels; post- acquisition 3.0x net leverage(1) • Projected 2024(2) : o Revenues of $597M representing 23% year-over-year growth o Adjusted non-GAAP EBITDA of $151M o Adjusted non-GAAP diluted EPS of $4.98 1. As of September 30, 2024; leverage ratio TTM period pro-forma for Alimera acquisition utilizing non-GAAP adjusted EBITDA of $167.7 million. 2. Mid-point of 2024 annual guidance 3. Per IQVIA EUTRx data - Rx (NPA) MAT Oct 2024 data

© 2024 ANI Pharmaceuticals, Inc. 23 Appendix

© 2024 ANI Pharmaceuticals, Inc. 24 Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation Three months ended September 30, Nine months ended September 30, Twelve months ended December 31, ($ in thousands, except per share amounts) 2024 2024 2023 2022 2021 Net (Loss) Income (24,166) (8,246) 18,779 (47,896) (42,603) Add/(Subtract): Interest expense, net 2,331 11,587 26,940 28,052 11,922 Other expense, net (a) 2,535 2,655 159 80 6,243 Loss on extinguishment of debt 7,468 7,468 ― ― ― Provision (benefit) for income taxes (7,332) (204) 1,093 (14,769) (13,455) Depreciation and amortization 15,748 45,131 59,791 56,972 47,252 Contingent consideration fair value adjustment 825 1,274 1,426 3,758 500 Legal settlement expense ― ― ― ― 8,750 Intangible asset impairment charges ― ― ― 112 ― Restructuring activities ― ― 1,132 5,679 ― Gain on sale of building ― (5,347) ― ― ― Unrealized gain on investment in equity security (1,355) (8,298) ― ― ― Impact of Canada operations (b) ― ― 2,697 2,740 ― Stock-based compensation 7,484 22,283 20,652 14,599 10,489 Asset impairments (c) ― ― ― ― 2,737 M&A transaction expenses 9,945 14,198 1,148 1,244 9,382 Royalty settlement ― ― ― ― 1,934 Litigation expenses 2,899 4,738 ― ― ― Inventory step-up amortization 3,224 3,224 ― 5,294 7,460 Severance 5,308 5,308 ― ― ― Equity payout 10,190 10,190 ― ― ― Adjusted non-GAAP EBITDA 35,104 105,961 133,817 55,865 50,611 (a) Adjustment to other expense, net excludes $750 thousand and $1.9 million of income related to the sale of an ANDA during the twelve months ended December 31, 2022 and 2021, respectively. (b) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. (c) For the twelve months ended December 31, 2021, Asset impairments is comprised of an ANDA intangible asset impairment and related inventory reserve charge.

© 2024 ANI Pharmaceuticals, Inc. 25 (a) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations (complete as of March 31, 2023) and the sale of the facility (complete as of March 31, 2024). The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. (b) Adjusted non-GAAP Net Income Available to Common Shareholders excludes undistributed earnings to participating securities. Adjusted non-GAAP Diluted Earnings per Share Calculation and US GAAP to Non- GAAP Reconciliation Three months ended September 30, Twelve months ended December 31, ($ in thousands, except per share amounts) 2024 2023 Net (Loss) Available to Common Shareholders (24,572) 17,154 Add/(Subtract): Non-cash interest (income) (18) 3,335 Depreciation and amortization 15,748 59,791 Contingent consideration fair value adjustment 825 1,426 Loss on extinguishment of debt 7,468 ― Restructuring activities ― 1,132 Unrealized (gain) on investment in equity securities (1,355) ― Impact of Canada operations (a) ― 2,697 Stock-based compensation 7,484 20,652 M&A transaction expenses 9.945 1,148 Litigation expenses 2,899 ― Inventory step-up amortization 3,224 ― Severance 5,308 ― Equity payout 10,190 ― Other expense 2,493 ― Less: Estimated tax impact of adjustments (13,147) (21,643) Adjusted non-GAAP Net Income Available to Common Shareholders (b) 26,492 85,692 Diluted Weighted-Average Shares Outstanding 19,404 18,194 Adjusted Diluted Weighted-Average Shares Outstanding 19,766 18,194 Adjusted Non-GAAP Diluted Earnings per Share 1.34 4.71

© 2024 ANI Pharmaceuticals, Inc. 26 Strong balance sheet to support Rare Disease business development 2022 2023 Q3 2024(2) Cash & Cash Equivalents $48M $221M $145M Net Debt/EBITDA 4.4x 0.5x 3.0x Gross Debt $297M $294M $641M Net Debt $249M $73M $496M Adjusted Non-GAAP EBITDA (1) $56M $134M $168M 1. Adjusted Non-GAAP EBITDA is a Non-GAAP financial measure. 2. Balance sheet metrics as on September 30, 2024; Adjusted Non-GAAP EBTIDA represents trailing twelve-month period pro-forma for Alimera acquisition.

© 2024 ANI Pharmaceuticals, Inc. 27 November 20, 2024